EXHIBIT 10.8

                      BALLARD MEDICAL PRODUCTS

                  1994 INCENTIVE STOCK OPTION PLAN

                     Adopted September 15, 1994


                1.   GRANT  OF  OPTIONS.    The  two  stock
         Option  Committees,  appointed  by  the  Board  of
         Directors   of   BALLARD  MEDICAL   PRODUCTS  (the
         "Corporation"), a corporation organized under  the
         laws  of the  State of  Utah,  with its  principal
         place  of  business located  at  12050  Lone  Peak
         Parkway,   Draper,   Utah   84020,   are    hereby
         authorized  to issue  stock options  from time  to
         time on  the Corporation's  behalf to  any one  or
         more persons who,  at the date of  such grant, are
         employees of  the Corporation or  a subsidiary  of
         the   Corporation   and   meet  the   requirements
         contained in  the remaining portions of  this 1994
         Incentive Stock  Option Plan (the  "Plan").  Stock
         Option  Committee A ("Committee  A") is authorized
         to grant  options to  employees who  are not  also
         officers  or  directors  of the  Company.    Stock
         Option  Committee B ("Committee  B") is authorized
         to grant  options only to  employees who are  also
         officers  or Directors  of the  Corporation.   Any
         option to be granted pursuant to this Plan must be granted within ten (10) years from the date hereof.

                2.   AMOUNT  OF  STOCK  AVAILABLE  TO  THIS
         PLAN. The aggregate amount of stock which may be purchased pursuant to options granted under this Plan shall be 600,000 shares of the Corporation's
         Common Stock (the "Stock").

                3.   ELIGIBLE  EMPLOYEES.    This  Plan  is
         available, at the discretion  of the Stock  Option
         Committees, to  all employees  of the  Corporation
         and    all   employees    of   the   Corporation's
         subsidiaries.

                4.   PARTICIPATION.      Subject   to   the
         express provisions of  the Plan, the Stock  Option
         Committees shall:

                     a.    select   from    employees   the
         individuals to whom options shall be granted;

                     b.    determine the  number of  shares
         to be subject to each option granted; and


                     c.    grant  such   options  to   such
         individuals.

                5.   PARTICIPATION    BY    DIRECTORS   AND
         OFFICERS.   With respect  to any  and all  options
         granted under the Plan to employees who are either officers or Directors of the Corporation, the decisions as to the selection of the officer or Director to whom stock options may be granted and the number or maximum number of shares which may be covered by stock options granted to any such officer or Director shall be made only by
         Committee B.   All the members of  which Committee
         B shall be "disinterested persons" within the meaning of Reg. Section 240.16b-3(c)(2)(i), promul-gated under the Securities Exchange Act of 1934.

                6.   NONTRANSFERABILITY.  The terms of  any
         option  granted  under this  Plan shall  include a
         provision  making  such option  nontransferable by
         the optionee,  other than by  will or the laws  of
         descent   and   distribution   upon   death,   and
         exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative.

                7.   EXERCISE  OF  OPTIONS.    Any   option
         granted pursuant  to  this Plan  may contain  such
         provisions  established  by  the applicable  Stock
         Option   Committee   as   the   Committee    deems
         appropriate and desirable regarding the manner of exercise of such option, subject to the following provisions:

                     a.    No  option  granted  under  this
         Plan  may be exercised in  whole or in part unless
         the optionee  continues to be  an employee of  the
         Corporation or  a subsidiary  for a  period of  at
         least one  (1) year from  the date such option  is
         granted.   The  intervening death  of the optionee
         before the end of such year will remove this  one-
         year-of-employment    requirement.       In    his
         discretion, the President may extend the one-year continued employment period under this paragraph
         (a) to up to three years.

                     b.    In  no  event  will  any  option
         granted to a person be, by its terms, exercisable after the expiration of ten (10) years from the date such option is granted, and any option granted pursuant to this Plan and not exercised within said ten (10)-year period shall be void;
         provided, however, that such period shall be only five (5) years, instead of ten (10), for an optionee who, immediately before the grant of the option, owns more than ten percent (10%) of the voting power of all classes of the Corporation's
         Stock.

                     c.    No  option  granted  under  this
         Plan  or any  part hereof  may  be exercised  more
         than three  (3) months  after the optionee  ceases
         to be  an employee of  the Corporation.   However,
         if  the  optionee   ceases  employment  with   the
         Corporation  or  subsidiary  because of  permanent
         and  total  disability,  then  an  option  granted
         under this  Plan may be  exercised within one  (1)
         year of  such cessation of  employment so long  as
         the  optionee   has  been   an  employee  of   the
         Corporation  or subsidiary for at least the period
         specified in  the Stock  Option Agreement  entered
         into by  the Corporation and  said optionee.   For
         purposes  of  this Plan,  the term  "permanent and
         total disability" shall  mean that the optionee is
         unable  to  engage  in  any  substantial   gainful
         activity by reason  of any medically  determinable
         physical  or   mental  impairment  which   can  be
         expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                     d.    No    option    or   installment
         thereof shall be exercisable except  in respect of
         whole  shares,  and  fractional  share   interests
         shall be disregarded.   No fewer than  one hundred
         (100) shares may be purchased at one time unless the number purchased is the total number which may be purchased at said time under the option.

                8.   PURCHASE   PRICE.     For  any  option
         granted  hereunder, the purchase price for a share
         of  Stock shall  be determined  by the  applicable
         Stock Option Committee but shall  not be less than
         (but may  be greater than)  the fair market  value
         of the  Stock on the date  such option is granted.
         The  fair market  value  of  such stock  shall  be
         determined  in  accordance  with  any   reasonable
         valuation method, including the valuation  methods
         described  in  Treasury  Regulations. However,  in
         the case of  any person then owning  more than ten
         percent (10%) of  the voting power of  all classes
         of  the  Corporation's  stock,  options  will   be
         granted at a purchase  price of not less than  one
         hundred  ten percent  (110%)  of the  fair  market
         value  of the  Stock on  the  date such  option is
         granted.   In  either case,  the applicable  Stock
         Option Committee will use good faith to determine the fair market value of the Stock.


               For so  long as  the Corporation's stock  is
         traded on  the New York  Stock Exchange, the  fair
         market  value  shall  mean  the  reported  closing
         price on the last trading  day preceding the grant
         of  the option.   If  the  Corporation's stock  is
         traded in the over-the-counter market, the fair market value shall mean the reported closing price on the last trading day preceding the grant of the option.

                9.   PAYMENT   OF   PURCHASE   PRICE   WITH
         CORPORATION  STOCK.  The  optionee  may,  if   the
         optionee  chooses,   pay  the  purchase  price  to
         exercise an  option granted  under this  Plan with
         other shares of the Corporation's  stock which the
         optionee  owns.   In such  cases,  credit will  be
         given the  optionee for the  fair market value  of
         such outstanding  shares used  in  payment, as  of
         the   date   of  payment,   less   any  applicable
         brokerage  fees.    The   Corporation's  Board  of
         Directors will use good faith to determine the fair market value of the stocks thus used in payment as of the date of such payment.

               10.   RECLASSIFICATION,  CONSOLIDATION,   OR
         MERGER.

                     a.    If  options  issued  under  this
         Plan  are outstanding  when  the total  number  of
         issued   shares  of  the  stock  is  increased  or
         decreased by any:

                           (i)   change in par value;

                          (ii)   split up;

                         (iii)   reclassification; or

                          (iv)   distribution of a dividend
                                 payable in stock;

         then the number of shares  subject to such options
         and   the  option   price   per  share   shall  be
         proportionately adjusted.

                     b.    If     the    Corporation     is
         reorganized, consolidated, or merged with another corporation (regardless of which entity will be the surviving corporation), the optionees of any options then outstanding pursuant to this Plan shall be entitled to receive options covering shares of the surviving corporation:



                           (i)   in substantially the  same
         proportion;

                          (ii)   at     a     substantially
         equivalent option price; and

                         (iii)   subject   to   the    same
         conditions as their prior, outstanding options granted under this Plan.

               11.   AMENDMENTS TO  THIS PLAN.   The  Board
         of  Directors is  hereby authorized  to amend this
         Plan  as  necessary   to  comply  with  state  and
         federal  laws  or   as  the  Board  deems   to  be
         necessary or  appropriate for  the benefit of  the
         Corporation,    its   subsidiaries,    or    their
         employees.

               12.   DATE  OF GRANT  OF OPTIONS.   The date
         of grant  of an  option shall  be the  day of  the
         grant  of  the  option  by  the  applicable  Stock
         Option Committee; provided,  however, that if  the
         appropriate   resolution   of  the   Stock  Option
         Committee  indicates  that  an  option  is  to  be
         granted as of  and on some future  date, then  the
         date  of grant  shall be  such future  date.   The
         applicable Stock Option Committee may also select a past effective date for option grants, so long as the Committee action is within a reasonable period of time following the effective date of the grant.

               13.   STOCK  OWNERSHIP.   No  optionee shall
         be entitled to the privileges of Stock ownership as to any shares of Stock not actually issued and delivered to such optionee in certificate form.

               14.   STOCKHOLDER APPROVAL;  EFFECTIVE DATE.
         This  Plan   is  subject   to   approval  by   the
         Shareholders  of  the  Corporation  and  will  not
         remain   in   force   unless   approved   by   the
         Shareholders within twelve (12) months after the date the Plan is adopted.

               15.   STOCK RESERVE.  The Corporation  will,
         at  all  times  during  the  term  of  this  Plan,
         reserve  and   keep  available   such  number   of
         authorized  but  unissued  shares  of  its   Stock
         and/or Treasury  Stock  as will  be sufficient  to
         satisfy  the  requirements  of  this  Plan.    The
         Corporation   will  pay  all   fees  and  expenses
         incurred by the Corporation in connection with the exercise of options granted under this Plan.
         If any option shall expire  for any reason without


         having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

               16.   INTERPRETATION  OF   PLAN.     Options
         granted pursuant to the Plan are intended to be "Incentive Stock Options" within the meaning of
         Section  422 of  the  Internal Revenue  Code  (the
         "Code"), and the Plan shall be construed to implement that intent. If all or any part of an option shall not be deemed an "Incentive Stock
         Option" within the meaning of Section 422 of the Code, said option shall nevertheless be valid and carried into effect.

               It is  also intended that  the Plan and  its
         provisions    satisfy    the     conditions    and
         requirements  of  Reg.  Section 240.16b-3 promulgated  by
         the  Securities  and  Exchange  Commission   under
         Section 16(b)  of the Securities  Exchange Act  of
         1934, both before and after May 1, 1991 (the effective date of Release No. 34-28869).

               17.   OTHER  TERMS.    Any  option   granted
         under  this   Plan  may  contain  such  other  and
         additional  terms  as  are   deemed  necessary  or
         desirable   by   the   applicable   Stock   Option
         Committee, or the President of the Corporation, so long as such terms do not materially differ from the terms of this Plan.

                      CERTIFICATE OF SECRETARY

         KNOW ALL MEN BY THESE PRESENTS:

               That  the  undersigned  does hereby  certify
         that  he  is  the  Secretary  of  BALLARD  MEDICAL
         PRODUCTS, a  Utah corporation; that the  above and
         foregoing 1994  Incentive  Stock Option  Plan  was
         duly and  regularly adopted as  such by the  Board
         of  Directors  of  the  Corporation  by  unanimous
         Consent Resolution dated September 15, 1994;  that
         said  Plan, as  adopted  by  the Board,  was  duly
         approved by  a  majority  of Shareholders  of  the
         Corporation at the Annual Meeting of  Shareholders
         held January  23, 1995;  and that  the above  1994
         Incentive Stock Option Plan is now in full force and effect.

               Dated this 15th day of September, 1994.


         Secretary
         (Corporate Seal)